Investor Update

October 2013

MUNDOVAL FUND
GLOBAL VALUE INVESTING

START INVESTING:
Call: 858-454-4837

Mundoval Differentiators

Management team investing in fund alongside clients.

Long-term investment horizon with low turnover of portfolio holdings.

Diversified across both US and international businesses.

Consistent investment approach through market cycles.

Mundoval Facts

As of 2/28/13
Ticker: MUNDX
CUSIP: 62613P202
Holdings: 27
2012 Turnover: 29%
Net Assets: $18.51
Total Expense Ratio: 1.50%
No sales loads or distribution fees

You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus

Mundoval Fund Celebrates 9 Years of Value Investing

In 2004, the Mundoval Fund launched with a simple investment philosophy: buy quality domestic and foreign companies that we believe are selling at a discount to their intrinsic value.

Sticking to our value investment process drove Mundoval's early success, guided us through the "great recession," and will shape buy and sell decisions in the future. Our clear, iterative approach to wealth creation is the foundation of our success and does not fluctuate with the markets.

Slow & Steady Growth

A $10,000 hypothetical investment in Mundoval since inception:


$18,839
$10,000
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $18,839 on 9/30/13. The Fund returned 26.47% over 1-year, 12.96% over 3-years annualized, 8.02% over 5-years annualized, 5.18% over 7-years annualized, and 7.23% annualized since inception. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current Performance may be lower or higher than the performance data quoted. Past performance